The Financial Select Sector SPDR Fund
XLF
(NYSE Ticker)
Summary Prospectus-January 31, 2019
Before you invest in The Financial Select Sector SPDR Fund (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated January 31, 2019, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and reports to shareholders, as well as other information about the Fund, online at www.sectorspdr.com.
You may also obtain this information at no charge by calling 1-866-732-8673 or by sending an e-mail request to Fund_inquiry@ssga.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund's annual and semi- annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer or bank).  Instead, the reports will be made available on a Fund's website (www.sectorspdrs.com), and you will be notified by mail each time a report is posted, and provided with a website link to access the report.  If you already elected to receive reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications by contacting your financial intermediary.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account.
Investment Objective
The Financial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Financial Select Sector Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	0.04%
Other expenses	0.06%
Total annual Fund operating expenses	0.13%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$13	$42	$73	$166
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The Financial Select Sector SPDR Fund
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund).
The Index includes companies that have been identified as Financial companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts and mortgage finance. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent of the S&P 500 Index; and (2) the Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of November 30, 2018, the Index was composed of 67 stocks.
The Index is also sponsored and compiled by S&P DJI. S&P DJI determines the composition of the Index and relative weightings of the securities in the Index based on the Index methodology (as the “Index Compilation Agent”). S&P DJI also publishes information regarding the market value of the Index (as the “Index Provider”). S&P DJI is not affiliated with the Fund or the Adviser.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.
Financial Sector Risk: The Fund's assets will be concentrated in the financial sector, which means the Fund will be more affected by the performance of the financial sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets
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The Financial Select Sector SPDR Fund
generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index, and the S&P 500 Index. The S&P 500 Index is a well-known, broad-based securities market index that includes common stocks of approximately 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-732-8673 or visiting our website at www.sectorspdrs.com.
Annual Total Returns (years ended 12/31)
Highest Quarterly Return: 35.82% (Q2, 2009)
Lowest Quarterly Return: -28.64% (Q1, 2009)

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The Financial Select Sector SPDR Fund
Average Annual Total Returns (for periods ending 12/31/18)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	-13.09%	8.05%	10.82%
Return After Taxes on Distributions	-13.48%	6.90%	10.04%
Return After Taxes on Distributions and Sale of Fund Shares	-7.42%	6.43%	8.96%
Financial Select Sector Index (reflects no deduction for fees, expenses or taxes)	-13.03%	8.16%	10.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Michael Feehily, Karl Schneider and Melissa Kapitulik.
Michael Feehily, CFA, is a Senior Managing Director of the Adviser and the Head of Global Equity Beta Solutions in the Americas. He worked at the Adviser from 1997 to 2006 and rejoined in 2010.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Deputy Head of Global Equity Beta Solutions in the Americas. He joined the Adviser in 1997.
Melissa Kapitulik is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Distributor or their affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the
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The Financial Select Sector SPDR Fund
Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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The Financial Select Sector SPDR Fund
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Select Sector SPDR Trust
One Iron Street, Boston, MA 02210
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